Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350 of Title 18 of the United States Code, the undersigned, Michael J. Catelani, Chief Financial Officer of ITUS Corporation, hereby certifies that:

1.

The Company's Form 10-K Annual Report for the fiscal year ended October 31, 2016 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 7, 2015	/s/ Michael J. Catelani
Michael J. Catelani
Chief Financial Officer